UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

ARROW ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

New York	1-4482	11-1806155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On September 16, 2025, Arrow Electronics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce, among other things, that the Board of Directors of the Company (the “Board”) had appointed William (“Bill”) Austen as the Company’s Interim President and Chief Executive Officer to succeed Sean Kerins, effective September 16, 2025.

This amendment to the Original 8-K (this “Amended 8-K”) amends and supplements the Original 8-K to provide details about Mr. Austen’s salary, compensation, and other benefits in connection with his appointment. No other changes have been made to the Original 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with his appointment as Interim President and CEO, on September 30, 2025, the Company and Mr. Austen entered into an offer letter, effective as of September 16, 2025, pursuant to which Mr. Austen will receive an annual base salary of $1,200,000 and was awarded a one-time, special grant of restricted stock units (the “RSUs”), with a grant date value of $3,600,000 and a grant date of September 30, 2025. The RSUs are scheduled to vest on the one-year anniversary of the grant date, subject to the terms of the Company’s 2004 Omnibus Incentive Plan and the underlying award agreement and Mr. Austen’s continuous service as the Interim President and CEO or as a member of the Board through the vesting date. In connection with Mr. Austen’s business-related travel to the Company’s corporate headquarters, he will also be entitled to receive relocation assistance benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: October 3, 2025	By:	/s/ Carine Jean-Claude
Carine Jean-Claude
Senior Vice President, Chief Legal and Compliance Officer, and Secretary